



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                     DATE OF REPORT (DATE OF EARLIEST EVENT)
                                  MAY 17, 2002


                             PRIVATE BUSINESS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



           TENNESSEE                     000-25959               62-1453841
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
 incorporation or organization)          Number)             Identification No.)



               9020 Overlook Drive, Brentwood, Tennessee   37027
              ---------------------------------------------------
             (Address of principal executive offices)   (Zip Code)



       Registrant's telephone number, including area code: (615) 221-8400
                                                           --------------


                                 Not Applicable
                                 --------------
                          (Former name, former address
                             and former fiscal year,
                          if changed since last report)




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                             PRIVATE BUSINESS, INC.

                               REPORT ON FORM 8-K

                                  MAY 20, 2002

                                TABLE OF CONTENTS

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
                                                                           Page No.
                                                                           --------
ITEM 4.  Changes to Registrant's Certifying Accountants......................  3

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits..  3

SIGNATURE....................................................................  4

EXHIBIT 16.1.................................................................  5


                           FORWARD-LOOKING STATEMENTS

The Company may from time to time make written or oral statements, including statements contained in this report which may constitute forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934 (the "Exchange Act"). The words "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. These statements should be considered subject to various risks and uncertainties. Such forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors, including governmental monetary and fiscal policies, deposit levels, loan demand, loan collateral values, securities portfolio values, interest rate risk management, the effects of competition in the banking business from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating through the Internet, changes in governmental regulation relating to the banking industry, including regulations relating to branching and acquisitions, failure of assumptions underlying the establishment of reserves for loan losses, including the value of collateral underlying delinquent loans and other factors. The Company cautions that such factors are not exclusive. The Company does not intend to update or reissue any forward-looking statements contained in this report as a result of new information or other circumstances that may become known to the Company.




                                     Page 2
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ITEM 4.  CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS

On May 17, 2002, the Board of Directors of Private Business, Inc. ("the Company") determined to dismiss its independent accountants, Arthur Andersen LLP ("Andersen") and appointed Ernst & Young LLP ("EY") as its new independent accountants, effective immediately. The decision to change accountants was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

During the two year period ended December 31, 2001 and for the subsequent period through the date hereof, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two year period ended December 31, 2001 and for the subsequent period through the date hereof.

The audit reports of Andersen on the consolidated financial statements of the Company and subsidiaries as of and for the two years in the period ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Company provided Andersen with a copy of the foregoing disclosures. A letter from Andersen stating its agreement with such statements is attached as Exhibit 16.1.

During the Company's two year period ended December 31, 2001, and the subsequent period through the date hereof, the Company did not consult with EY regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits


NUMBER          EXHIBIT
------          -------
16.1            Letter of Arthur Andersen LLP regarding change in certifying accountant



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          PRIVATE BUSINESS, INC.



                                          By: /s/ Gerard M. Hayden, Jr.
                                          --------------------------------------
                                          Gerard M. Hayden, Jr.
                                          Chief Financial Officer

                                          Date:  May 20, 2002





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